                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2001
                                -----------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        1-2394                  13-3768097
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 110 East 59th Street, New York, New York 10022
                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

            On December 19, 2001, WHX Corporation issued a press release,  which is set forth as  Exhibit  99.1 to this  Current  Report and is  incorporated  by reference herein, announcing the closing of the sale of its interest in Wheeling
Downs Racetrack for $105 million in cash.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)      Exhibits
                   --------

                   Exhibit No.             Exhibits
                   -----------             --------

                   99.1                    Press  Release  of  WHX   Corporation
                                           dated December 19, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHX CORPORATION

Dated: December 20, 2001                    By:   /s/ Robert K. Hynes
                                                  ------------------------
                                            Name:  Robert K. Hynes
                                            Title: Vice President - Finance